FIRST NATIONAL®

BANCSHARES, INC.

Carolina National Bank

Creating a Premier Community Banking Franchise in South Carolina

August 26, 2007

Carolina National Corporation

Forward-Looking Statement

Forward-looking statements relate to future events or our
future financial performance and include, but are not limited to, statements about the benefits of the business combination of
First National Bancshares and Carolina National Corporation
and First National Bancshares' and Carolina National
Corporation's plans, objectives, expectations and intentions and other statements that are not historical facts.  For additional information regarding the risks and uncertainties related to the proposed business combination, please refer to First National
Bancshares' Rule 425 filing dated August 27, 2007.

Transaction Overview

70% stock / 30% cash

Consideration:

$21.65*

Price per share:

$1.6 million (pre-tax)

Preliminary Estimated
Cost Savings Identified:

$59.3 million*

Transaction Value:

$2.4 million (after-tax)

Estimated Transaction Costs:

Completed

Due Diligence:

1st Quarter 2008

Anticipated Closing:

Purchase accounting

Tax free exchange

Accounting Treatment:

1.4678 First National shares of common stock per Carolina
National share of common stock

Fixed Exchange Ratio:

* Based on the closing price of $14.75 per share for First National’s common stock as of 8/24/2007

Transaction Overview

Carolina National Bank and Trust Company will be merged into
First National Bank of the South

Structure:

All four Carolina National branches will remain open

Branches:

Four Carolina National directors will join First National’s board

First National will create a Columbia regional board of advisors that will be comprised of Carolina National directors

Board of Directors:

Branch and front-line employees are expected to be retained

Roger B. Whaley, Carolina National’s President and CEO, will remain employed with First National for one year and then will serve as a consultant

Employees and
Management:

Transaction Rationale

Creates a premier community banking franchise in South Carolina

9th largest deposit market share of community banks operating in South Carolina

The combined company will have substantial footholds in some of the best markets in South
Carolina (Spartanburg, Greenville, Columbia, Charleston, and Rock Hill)

Pro forma market capitalization of over $90 million*

Accelerates First National’s stated goal of expanding into the Columbia market

Columbia is a strategically important market that solidifies First National’s statewide presence

Columbia is one of South Carolina’s largest and most quickly growing markets

Attractive branch network that has excellent coverage of the Columbia market

$192 million of deposits as of June 30, 2007

Leverages First National’s existing base of loan customers in Columbia

Larger company will provide substantial economies of scale

Substantial cost savings opportunities from combining the back offices

Opportunity to capitalize from a strong combined management team and board

* Based on the closing price of $14.75 per share for First National’s common stock as of 8/24/2007

Transaction Rationale

Adds talented management, employees and directors to First National’s team

Increases common shares outstanding to approximately 6.3 million and should increase liquidity

Greater visibility with bank research analysts

Ability to attract and service larger business clients to the combined company

Opportunity to offer additional products and services to Carolina National’s client base

Carolina National has an attractive cost of funds

Both companies use the same core processor, which reduces integration risk

Leverages excess capital of Carolina National (14.0% at June 30, 2007)

Opportunity to generate more retail business from Carolina National’s branch network

Broader geographic diversification is expected to reduce credit risk concentration for both banks

Combined company will be better positioned to make future accretive acquisitions

Gastonia
Charlotte
Fayetteville
Spartanburg
Greenville
Florence
Lexington
Columbia
Sumter
Charleston

FIRST NATIONAL
Carolina National Bank

Combined Branch Footprint

First National Offices (#)

- Full service (6)

- LPO’s (3)

- Planned (1 – Opening Aug. 31st)

Carolina National Offices (#)

- Full service (4)

- Planned (1)

Top South Carolina Counties*			
County	2007 Population	07 - '12 Est. Pop. Growth	2007 Median HHI
Greenville, SC	**420,579**	**7.3%**	**51,794**
Richland, SC	**356,842**	**7.6%**	**50,255**
Charleston, SC	**345,500**	**6.4%**	**47,866**
Spartanburg, SC	**275,235**	**5.8%**	**46,792**
Lexington, SC	***244,352***	***9.0%***	***56,247***
Horry, SC	243,477	18.6%	45,374
York, SC	**203,817**	**16.0%**	**55,229**
Anderson, SC	180,513	6.1%	44,921
Berkeley, SC	161,486	9.8%	50,037
Aiken, SC	155,874	6.5%	47,331
Beaufort, SC	154,876	17.2%	60,417

FIRST NATIONAL
Carolina National Bank

Footprint in South Carolina’s Best Markets

* Source: SNL Financial LC

Columbia Market

Strategic South Carolina Market

State capital

Geographically situated between the Upstate and Coastal regions

Attractive demographics

Large population base (over 600,000 in Richland and Lexington Counties)*

High median household income ($50,255 in Richland County vs. $46,513 for all of SC)*

Higher projected growth in median household income in Richland County than for all of SC*

Attractive base of wealthy potential clients (16.8% of Richland County households have a net worth greater than $500,000)*

Diversified economy

Government

University of South Carolina

Healthcare

Insurance

* Source: SNL Financial LC

#*	Company	Ticker	Headquarters	Assets ($MM's)
1	South Financial Group, Inc.	TSFG	Greenville, SC	14,158
2	First Citizens Bancorporation, Inc.	FCBN	Columbia, SC	6,106
3	First Financial Holdings, Inc.	FFCH	Charleston, SC	2,649
4	SCBT Financial Corporation	SCBT	Columbia, SC	2,243
5	Palmetto Bancshares, Inc.		Laurens, SC	1,180
6	First Palmetto Financial Corp.		Camden, SC	930
7	Carolina Financial Corporation		Charleston, SC	836
8	CNB Corporation	CNBW	Conway, SC	833
9	***First National Bancshares, Inc. - Pro Forma***	***FNSC***	***Spartanburg, SC***	***791***
9	Community Capital Corporation	CPBK	Greenwood, SC	769
10	Security Federal Corporation	SFDL	Aiken, SC	738
11	Arthur Financial Corporation		Union, SC	587
12	Community Bankshares, Inc.	SCB	Orangeburg, SC	586
13	Southern First Bancshares, Inc.	SFST	Greenville, SC	557
14	**First National Bancshares, Inc.**	**FNSC**	**Spartanburg, SC**	**557**

FIRST NATIONAL
Carolina National Bank

9th Largest South Carolina Financial Institution

* Rank based on as reported assets

Source: SNL Financial LC; Assets are as of June 30, 2007 or the most recently reported quarter

#*	Company	Ticker	Headquarters	Assets ($MM's)	Market Cap. ($MM's)
1	South Financial Group, Inc.	TSFG	Greenville, SC	14,140	1,766
2	First Citizens Bancorporation, Inc.	FCBN	Columbia, SC	6,083	574
3	First Financial Holdings, Inc.	FFCH	Charleston, SC	2,671	379
4	SCBT Financial Corporation	SCBT	Columbia, SC	2,275	337
5	CNB Corporation	CNBW	Conway, SC	842	140
6	***First National Bancshares, Inc. - Pro Forma***	***FNSC***	***Spartanburg, SC***	***791***	***93***
6	Community Capital Corporation	CPBK	Greenwood, SC	769	79
7	Security Federal Corporation	SFDL	Aiken, SC	767	64
8	Community Bankshares, Inc.	SCB	Orangeburg, SC	586	66
9	Beach First National Bancshares, Inc.	BFNB	Myrtle Beach, SC	584	89
10	Southern First Bancshares, Inc.	SFST	Greenville, SC	573	56
11	**First National Bancshares, Inc.**	**FNSC**	**Spartanburg, SC**	**555**	**55**

FIRST NATIONAL
Carolina National Bank

6th Largest Publicly Traded South Carolina Financial Institution

*Rank based on as reported assets

Market cap is as of the market closed on 8/24/2007
Assets are as of June 30, 2007 or the most recently reported quarter

Pro forma Market cap for First National is based on its closing price of $14.75 as of 8/24/2007

Source: SNL Financial LC

Pro Forma Financial Impact

(Dollars in Thousands) As of 6/30/2007	Pro Forma[1] First National (unaudited)	Carolina National (unaudited)	Combined[2] (unaudited)
Assets:			
Cash and Investment Securities	$ 84,996	$ 21,728	$ 85,816
Loans, net	450,568	200,406	650,974
Goodwill & Intangibles	-	-	30,948
Other Assets	19,321	3,532	22,853
Total Assets	$ 554,885	$ 225,666	$ 790,591
Liabilities and Equity:			
Deposits	$ 443,094	$ 192,462	$ 635,556
Borrowings	51,404	-	51,404
Trust Preferred Securities	13,403	-	13,403
Other Liabilities	2,712	1,593	5,141
Total Liabilities	$ 510,613	$ 194,055	$ 705,504
Equity	44,272	31,611	85,087
Total Liabilities and Equity	$ 554,885	$ 225,666	$ 790,591

FIRST NATIONAL
Carolina National Bank

Pro Forma Balance Sheet

(1)

Pro forma of First National’s recent convertible preferred stock offering

(2)

Includes impact of purchase accounting
Source: Publicly available financial statements and management estimates

Loans ($000s)	6/30/07 FNSC	6/30/07 CNCP	Pro Forma
1-4 Family	$ 108,480	$ 23,007	$ 131,487
Home Equity	22,695	26,807	49,502
Multifamily	3,028	568	3,596
Construction & Development	151,516	50,713	202,229
Commercial RE & Land	128,154	77,457	205,611
Commercial & Industrial	35,272	22,321	57,593
Consumer & Other	6,455	2,305	8,760
Total Loans	$ 455,600	$ 203,178	$ 658,778

First National Bank of the South

8%
1%
24%
28%
5%
1%
33%

Carolina National Bank and Trust Co.

1%
11%
13%
0%
39%
25%

Pro Forma

9%
1%
20%
8%
31%
1%
30%

1-4 Family
Home Equity
Multifamily
Construction & Development
Commercial RE & Land
Commercial & Industrial
Consumer & Other

Pro Forma Loan Composition

Information is based on regulatory filings for First National and Carolina National at the bank level

Source: SNL Financial LC

Funding Sources ($000s)	6/30/07 FNSC	6/30/07 CNCP	6/30/07 Pro Forma
Checking:			
Non-interest bearing	$ 31,781	$ 19,502	$ 51,283
Interest bearing	49,582	11,607	61,189
MMDA	81,354	27,586	108,940
Savings	3,105	310	3,415
Retail CD's	112,973	111,964	224,937
Jumbo CD's	169,298	23,994	193,292
Borrowings	62,804	0	62,804
Total Funding	$ 510,897	$ 194,963	$ 705,860

First National Bank of the South

6%
10%
16%
1%
22%
33%
12%

Carolina National Bank and Trust Co.

10%
6%
14%
0%
58%
12%

Pro Forma

7%
9%
15%
0%
33%
27%
9%

Non-interest bearing | Interest bearing | MMDA | Savings | Retail CD's | Jumbo CD's | Borrowings

Pro Forma Deposit Composition

Information is based on regulatory filings for First National and Carolina National at the bank level

Source: SNL Financial LC

Accretion*

The transaction is expected slightly dilutive to GAAP EPS in
2008 (less dilutive on a cash basis) without revenue enhancements

The transaction is expected to be accretive on a GAAP and cash basis in 2009 and beyond

First National believes that it can generate significant additional revenue from Carolina National’s franchise, which would
minimize EPS dilution in 2008 and magnify EPS accretion in
2009 and beyond

Fixed exchange ratio limits possible dilution

The transaction is expected to be less dilutive to EPS than an alternative de novo branching strategy in Columbia

*Adjusted for the impact of First National’s recent convertible preferred stock offering

Significant Revenue Opportunities

Bring First National’s successful retail culture to
Carolina National’s attractive branch footprint

Expanded offering of loan and deposit products to
Carolina National’s customers

Allow for more sophisticated asset / liability
management of Carolina National’s balance sheet

Opportunity for First National’s wholesale mortgage
department to handle Carolina National’s loan referrals

Summary

Combined management team with significant experience
and insider ownership

This transaction accelerates First National’s growth
strategy

Attractive markets with opportunity to take market share

Growing franchise with proven branching strategy

Few independent statewide franchises in South Carolina